HORIYOSHI THE THIRD LIMITED

FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2009 AND FOR THE PERIOD FROM
OCTOBER 23, 2008 (DATE OF INCEPTION) TO DECEMBER 31, 2008

HORIYOSHI THE THIRD LIMITED

FOR THE YEAR ENDED DECEMBER 31, 2009 AND FOR THE PERIOD FROM
OCTOBER 23, 2008 (DATE OF INCEPTION) TO DECEMBER 31, 2008

Certified Public Accountants | 280 Kenneth Drive, Suite 100 | Rochester, New York 14623 | 585.427.8900 | EFPRotenberg.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Horiyoshi The Third Limited

We have audited the accompanying balance sheets of Horiyoshi The Third Limited as of December 31, 2009 and 2008, and the related statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2009 and for the period from October 23, 2008 (date of inception) to December 31, 2008. Horiyoshi The Third Limited’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Horiyoshi The Third Limited as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the year ended December 31, 2009 and for the period from October 23, 2008 (date of inception) to December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 12 to the financial statements, these conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 12. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

/s/ EFP Rotenberg, LLP

EFP Rotenberg, LLP
Rochester, New York
November 2, 2010

HORIYOSHI THE THIRD LIMITED

BALANCE SHEETS

	December 31,	December 31,
	2009	2008

ASSETS
Current assets:
Cash and cash equivalents	$17,721	$-
Prepaid Expenses	18,868	-

Total current assets	36,589	-

Total assets	$36,589	$-

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Deferred revenue	$7,546	$-
Accrued expenses	96,727	-
Other payables	21,678	-
Due to shareholder	132,448	-
Due to director	18,480	1,090

Total current liabilities	276,879	1,090

Total liabilities	276,879	1,090

Commitments and contingencies	-	-

Stockholders’ Deficit
Common stock, par value $0.129, 10,000 shares authorized, issued and outstanding	1,290	1,290
Stock subscription receivable	(516)	(1,050)
Accumulated deficit	(241,064)	(1,330)

Total stockholders’ deficit	(240,290)	(1,090)

Total liabilities and stockholder’s deficit	$36,589	$-

The accompanying notes are an integral part of the financial statements

HORIYOSHI THE THIRD LIMITED

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

		For The Period From
		October 23, 2008
	For The Year Ended	(Date of Inception) to
	December 31, 2009	December 31, 2008
Sales, net	$30,633	$-
Cost of sales	14,593	-
Gross profit	16,040	-
Operating Expenses
Selling expenses	65,291	-
General and administrative expenses	190,507	1,330
Total operating expenses	255,798	1,330
Loss from operations	(239,758)	(1,330)
Non-operating income (expenses)
Other income	24	-
Total other income	24	-
Loss before income taxes	(239,734)	(1,330)
Income taxes	-	-

Net loss	$(239,734)	$(1,330)
Loss per share of common stock	$(23.97)	$(0.13)
Weighted average shares of common stock outstanding	10,000	10,000

The accompanying notes are an integral part of the financial statements

HORIYOSHI THE THIRD LIMITED

STATEMENTS OF STOCKHOLDERS’ DEFICIT
FOR THE YEAR ENDED DECEMBER 31, 2009 AND FOR THE PERIOD FROM
OCTOBER 23, 2008 (DATE OF INCEPTION) TO DECEMBER 31, 2008

					Total
	Common Stock		Stock Subscription	Accumulated	Stockholder’s
	Shares	Amount	Receivable	Deficit	Deficit

Balance at October 23, 2008	-	$-	$-	$-	$-
Shares issued for cash	10,000	1,290	(1,290)	-	-
Stock subscription receivable		-	240	-	240
Net loss for the period		-	-	(1,330)	(1,330)

Balance at December 31, 2008	10,000	1,290	(1,050)	(1,330)	(1,090)
Stock subscription received	-	-	534	-	534
Net loss for the year	-	-	-	(239,734)	(239,734)

Balance at December 31, 2009	10,000	$1,290	$(516)	$(241,064)	$(240,290)

The accompanying notes are an integral part of the financial statements

HORIYOSHI THE THIRD LIMITED

STATEMENTS OF CASH FLOWS

		For The Period From
		October 23, 2008
	For The Year Ended	(Date of Inception) to
	December 31, 2009	December 31, 2008
Cash flows from operating activities
Net loss	$(239,734)	$(1,330)

Changes in operating assets and liabilities:

Prepaid Expenses	(18,868)	-
Deferred revenue	7,546	-
Accrued expenses	96,727	-
Other payables	21,678	-

Net cash used in operating activities	(132,651)	(1,330)

Cash flows from financing activities
Proceeds of loan from shareholder	153,460	-
Repayment of loam from shareholder	(21,012)
Due to directors	17,390	1,090
Stock subscription receivable	534	240

Net cash flows provided by financing activities:	150,372	1,330

Effect of foreign currency translation on cash and cash equivalents	-	-

Net increase in cash	17,721	-

Cash- beginning of period	-	-

Cash- end of period	$17,721	$-

Cash paid during the year for:
Interest paid	$-	$-
Income taxes paid	$-	$-

The accompanying notes are an integral part of the financial statements

HORIYOSHI THE THIRD LIMITED

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2009 AND FOR THE PERIOD FROM
OCTOBER 23, 2008 (DATE OF INCEPTION) TO DECEMBER 31, 2008

1. Organization and Nature of Business

Horiyoshi The Third Limited (“Horiyoshi’) is an enterprise organized in Hong Kong (“HK”) on October 23, 2008 in accordance with the Companies Ordinance (Chapter 32) with the registered capital of HKD10,000 (equivalent to $1,290).

Horiyoshi was formerly known as Horiyoshi III Worldwide Limited and has changed its company name to Horiyoshi The Third Limited on April 28, 2009. During incorporation, the registered capital of HKD10,000 (equivalent to $1,290) was made up by 10,000 shares at par of HKD1 (equivalent to $0.129) each. The Company is 55% owned by Stone Holding Corporation Limited as at December 31, 2009. The financial statements presented represent only those transactions of Horiyoshi.

The principal activities of Horiyoshi is trading of the “Horiyoshi Collection” – a high-end clothing and accessories product line based on the artistry of world renowned Japanese Tattoo Master Horiyoshi III. The business was established to capitalize on the multi-generational legacy of Horiyoshi III by offering affluent consumers a unique high-end collection of knitwear, t-shirts and accessory items.

Currently within the collection key items for men include knit cardigans, crew and v-neck sweaters made from wool, silk and cashmere, as well as hoodies and long tees. The women’s wear collection is highlighted by short knit dresses, tank tops, leggings and scarves. The current women’s and men’s collection retails at a luxury price point of approximately $140-160 for t-shirts, $480-945 for knits, $600-800 for hoodies, and $280-420 for scarves.

2. Summary of Significant Accounting Policies

(a) Basis of presentation

The Company’s accounting policies used in the preparation of the accompanying financial statements conform to accounting principles generally accepted in the United States of America ("US GAAP") and have been consistently applied.

HORIYOSHI THE THIRD LIMITED

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2009 AND FOR THE PERIOD FROM
OCTOBER 23, 2008 (DATE OF INCEPTION) TO DECEMBER 31, 2008

2. Summary of Significant Accounting Policies - Continued

(b) Use of estimates

In preparing financial statements in conformity with US GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported periods. Actual results could differ from those estimates.

Significant Estimates

These financial statements include some amounts that are based on management's best estimates and judgments. The most significant estimates relate to the valuation allowance for deferred taxes and various contingent liabilities. It is reasonably possible that the above-mentioned estimates and others may be adjusted as more current information becomes available, and any adjustment could be significant in future reporting periods.

(c) Revenue recognition

The Company recognizes revenue on product sales when products are delivered and the customer takes ownership and assumes risk of loss, collection of the relevant receivable is probable, persuasive evidence of an arrangement exists and the sales price is fixed or determinable. Net sales of products represent the invoiced value of goods, net of trade discounts and allowances.

The Company also records revenue from shipping and handling fee received from the sales. Shipping and handling revenue is only charged on some of the sales to customers. During the year ended December 31, 2009 and the period from October 23, 2008 (date of inception) to December 31, 2008, the shipping and handling income was $13 and $-, less than 1% of total revenue.

(d) Cost of goods sold

Cost of goods sold consists of cost of purchases for resale to stores located in Australia, Canada, French West Indies, Italy, Kuwait, United Kingdom and United States of America.

(e) Credit risk

Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash and cash equivalents. As of December 31, 2009, substantially all of the Company’s cash and cash equivalents were held by major financial institutions located in the Hong Kong, which management believes are of high credit quality.

HORIYOSHI THE THIRD LIMITED

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2009 AND FOR THE PERIOD FROM
OCTOBER 23, 2008 (DATE OF INCEPTION) TO DECEMBER 31, 2008

2. Summary of Significant Accounting Policies - Continued

(f) Cash and cash equivalents

Cash and cash equivalents include cash on hand, cash accounts, interest bearing savings accounts and time certificates of deposit with a maturity of three months or less when purchased.

(g) Fair Value of Financial Instruments

FASB accounting standard requires disclosing fair value to the extent practicable for financial instruments that are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

For certain financial instruments, including cash, other receivables, other payables, deferred revenue and accruals, it was assumed that the carrying amounts approximate fair value because of the near term maturities of such obligations.

(h) Foreign currency translation and transactions

The accompanying financial statements are presented in United States Dollars (“US$”). The company selected US$ as functional currency in accordance with FASB ASC 830. Gains and losses resulting from transactions denominated in foreign currencies are included in other income (expense) in the statements of operations.

(i) Income taxes

Income taxes are provided on an asset and liability approach for financial accounting and reporting of income taxes. Current tax is based on the profit or loss from ordinary activities adjusted for items that are non-assessable or disallowable for income tax purpose and is calculated using tax rates that have been enacted or substantively enacted at the balance sheet date. Deferred income tax liabilities or assets are recorded to reflect the tax consequences in future differences between the tax basis of assets and liabilities and the financial reporting amounts at each year end. A valuation allowance is recognized if it is more likely than not that some portion, or all, of a deferred tax asset will not be realized.

HORIYOSHI THE THIRD LIMITED

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2009 AND FOR THE PERIOD FROM
OCTOBER 23, 2008 (DATE OF INCEPTION) TO DECEMBER 31, 2008

2. Summary of Significant Accounting Policies - Continued

(j) Post-retirement and post-employment benefits

The Company does not provide any post-retirement or post-employment benefits.

(k) Earnings Per Common Share

The Company reports earnings per share in accordance with SFAS No. 128, “Earnings Per Share”. Basic loss per share is computed using the weighted average number of shares outstanding during the year. Diluted earnings per share includes the potentially dilutive effect of outstanding common stock options and warrants, which are convertible to common shares. Diluted loss per share is not presented as results would be “anti-dilutive”.

Recent Accounting Pronouncements

The Company does not expect that adoption of recently issued accounting pronouncements will have a material impact on its financial position, results of operations or cash flows.

3. Cash and Cash Equivalents

Cash and cash equivalents are summarized as follows:

	2009	2008

Cash at bank	$13,715	$-
Cash in hand	4,006	-
	$17,721	$-

Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash and cash equivalents (Note 2). As of December 31, 2009 and December 31, 2008, substantially all of the Company’s cash and cash equivalents were held by major banks located in Hong Kong, which management believes are of high credit quality.

4. Prepaid Expenses

Prepaid expenses represents the prepayment to the related company of Stone Corporation for the purchase. As at December 31, 2009 and 2008, the prepayment are $18,868 and $-.

HORIYOSHI THE THIRD LIMITED

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2009 AND FOR THE PERIOD FROM
OCTOBER 23, 2008 (DATE OF INCEPTION) TO DECEMBER 31, 2008

5. Due To Shareholder

	2009	2008
Stone Holdings Corporation Limited	$132,448	$-

The amount due to Stone Holdings Corporation Limited is unsecured with no stated interest or repayment terms.

6. Due To Director

	2009	2008
Mr. Chung Kyutae, Eric, a director of the Company	$18,480	$1,090

The amount due to Mr. Chung Kyutae, Eric is unsecured with no stated interest or repayment terms.

7. Income Taxes

The Company provides for income taxes using the asset and liability method as prescribed by Statement of Financial Accounting Standards ("SFAS") No. 109, “Accounting for Income Taxes”. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Additionally, a valuation allowance is established when necessary to reduce deferred income tax assets to the amounts expected to be realized.

For the year ended December 31, 2009, the Company has incurred net losses and, therefore, has no tax liability.

The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $237,216 at December 31, 2009, and will expire in the year 2030. The cumulative tax effect at the expected rate of 16.5% of significant items comprising our net deferred tax amount is as follows:

Deferred tax asset attributable to:

	2009	2008

Net operating loss carryover	$39,141	$-
Valuation allowance	(39,141)	-
Net deferred tax asset	$-	$-

Realization of deferred tax assets is not practical until subsequent to a business combination with target business opportunity, and such a target business opportunity has yet to be finalized.

The Company has elected to classify interest and/or penalties related to an uncertain position, if and when required, as part of other expenses in the statements of operation. No such amounts have been incurred or accrued through December 31, 2009 by the Company.

For the year ended December 31, 2009, there is no unrecognized tax benefit. Management does not anticipate any potential future adjustments which would result in a material change to its financial tax position. As of December 31, 2009, the Company did not accrue any interest and penalties.

HORIYOSHI THE THIRD LIMITED

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2009 AND FOR THE PERIOD FROM
OCTOBER 23, 2008 (DATE OF INCEPTION) TO DECEMBER 31, 2008

8. Concentrations, Risks, and Uncertainties

The Company has the following concentrations of business with customers constituting greater than 10% of sales for the year ended December 31, 2009 and 2008:

	2009	2008

Alan Bilzerian	21.9%	*
Browns	33.0%	*
Leone International Marketing Inc.	30.6%	*

* Constitute less than 10% of the Company's sales volume.

The Company has not experienced any significant difficulty in collecting its accounts receivable in the past and is not aware of any financial difficulties being experienced by its major customers.

The Company started the business of trading of clothes in 2009 and no sales and purchases were made in 2008.

9. Operating Risk

Interest rate risk

The financial assets and liabilities do not have material interest rate risk.

Foreign currency risk

Most of the transactions of the Company were settled in US Dollar. In the opinion of the directors, the Company does not have significant foreign currency risk exposure.

Company’s operations are substantially in foreign countries

Substantially all of the Company’s products are processed in Japan. The Company’s operations are subject to various political, economic, and other risks and uncertainties inherent in Japan. Among other risks, the Company’s operations are subject to the risks of restrictions on transfer of funds; export duties, quotas, and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations.

Currently, the Company uses only one supplier of clothes and jewelry. The management of the Company believes that the risk of loss of this supplier is not that high because of good business relationship with this supplier.

HORIYOSHI THE THIRD LIMITED

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2009 AND FOR THE PERIOD FROM
OCTOBER 23, 2008 (DATE OF INCEPTION) TO DECEMBER 31, 2008

10. Shareholder’s Equity

On October 15, 2008, the company, Horiyoshi was formed with 6 shareholders, Mr. Suk Sang Keun, Steve, Mr. Chung Kyutae, Eric, Mr. Nakano Yoshihito, Ms. Shin Yuien, Judy, Ms. Suk Sung Min and Mr. Mitsuo Kojima subscribed common shares in amounts of $775 (HKD6,000), $64 (HKD500), $259 (HKD2,000), $64 (HKD500), $64 (HKD500) and $64 (HKD500) respectively.

On November 6, 2008, Mr. Suk Sang Keun, Steve sold his 100% shareholding to Stone Holdings Corporation Limited, and on December 14, 2008, Stone Holdings Corporation Limited sold its 8.3% shareholding to Mr. Jung Myung Joon. After these transfers of shareholding, the current shareholdings of the Company are: Stone Holdings Corporation Limited held 55%, Mr. Jung Myung Joon held 5%, Mr. Chung Kyutae, Eric held 5%, Mr. Nakano Yoshihito held 20%, Ms. Shin Yuien held 5%, Judy, Ms. Suk Sung Min held 5% and Mr. Mitsuo Kojima held 5% of the shareholding of the Company.

11. Subsequent Event

On March 15, 2010, the Company has signed a bridge loan agreement with Stone Holdings Corporation Limited for $212,500 which is due and payable on demand. The loan bears interest at the rate of prime rate plus 1% per annum and payable on demand.

The subscription receivable has been settled with shareholders’ service provided in third quarter of 2010.

12. Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred cumulative net losses of approximately $241,064 through December 31, 2009 and has used significant cash in support of its operating activities raising substantial doubt about the Company’s ability to continue as a going concern. The Company in 2009 cash flow needs were supplemented by shareholder advances.

The ability of the Company to continue as a going concern is dependent on additional sources of capital and the success of the Company’s plan. The financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.